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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                               CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 2005

                           THE STRIDE RITE CORPORATION
             (Exact name of registrant as specified in its charter)
                               --------------------


          Massachusetts              1-4404                      04-1399290
(State or other jurisdiction of   Commission file number      (I.R.S. Employer
incorporation or organization)                              Identification No.)


          191 Spring Street, PO Box 9191, Lexington, Massachusetts 02420
                 (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code: (617) 824-6000


                               Not Applicable
         (Former name or former address, if changed since last report)

                             --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

     On January 18, 2005, the Board of Directors, based on the recommendation of the Compensation Committee, approved a grant to certain officers and management of nonqualified stock options to purchase an aggregate of 605,500 shares of the Company's common stock, par value $.25 per share (the "Company Common Stock"), at a price of $12.06, representing the closing price of the Company Common Stock as reported on the New York Stock Exchange on January 18, 2005, which the Board determined to be the fair market value of the Company Common Stock on the date of grant. In addition, the Board of Directors, based on the recommendation of the Compensation Committee, approved a grant to certain officers of an aggregate of 136,500 shares of restricted stock. The stock options and restricted stock awards were granted for the purpose of more closely aligning the interests of the grantees with the interests of the Company's stockholders and providing an increased incentive for those individuals to work for the Company's long-term success. Each of the executive officers who received stock option and/or restricted stock awards are identified below.

     The stock option awards were granted pursuant to the 2001 Stock Option and Incentive Plan and they will vest in four equal annual installments beginning on the first anniversary of the date of grant and expire seven years from the date of grant. The restricted stock awards were granted pursuant to the 2001 Stock Option and Incentive Plan and they will vest in four equal annual installments beginning on the first anniversary of the date of grant; provided that the pre-established performance goal set by the Compensation Committee will have been achieved. The form of Nonqualified Stock Option Agreement and the form of Restricted Stock Award Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Item 1.01 by reference.

     The following executive officers are party to Nonqualified Stock Option Agreements as grantees:

         ---------------------------------------------------

         Name                            Number of Shares
         ---------------------------------------------------
         David Chamberlain                  60,000
         ---------------------------------------------------
         Richard Thornton                   42,500
         ---------------------------------------------------
         Frank Caruso                       38,500
         ---------------------------------------------------
         Yusef Akyuz                        17,000
         ---------------------------------------------------
         Peter Charles                      19,000
         ---------------------------------------------------
         Janet DePiero                      19,000
         ---------------------------------------------------
         R. Shawn Neville                   20,000
         ---------------------------------------------------
         Charles Redepenning                38,500
         ---------------------------------------------------
         Craig Reingold                     32,500
         ---------------------------------------------------
         Pamela Salkovitz                   38,500
         ---------------------------------------------------
         Richard Woodworth                  32,500
         ---------------------------------------------------
         Gordon Johnson                      6,500
         ---------------------------------------------------

      The following executive officers are party to Restricted Stock Award Agreements as grantees:

         ---------------------------------------------------

         Name                            Number of Shares
         ---------------------------------------------------
         David Chamberlain                  22,000
         ---------------------------------------------------
         Richard Thornton                   16,000
         ---------------------------------------------------
         Frank Caruso                       14,000
         ---------------------------------------------------
         Yusef Akyuz                         6,500
         ---------------------------------------------------
         Peter Charles                       7,000
         ---------------------------------------------------
         Janet DePiero                       7,000
         ---------------------------------------------------
         R. Shawn Neville                   12,000
         ---------------------------------------------------
         Charles Redepenning                14,000
         ---------------------------------------------------
         Craig Reingold                     12,000
         ---------------------------------------------------
         Pamela Salkovitz                   14,000
         ---------------------------------------------------
         Richard Woodworth                  12,000
         ---------------------------------------------------

     We have previously, and may in the future, grant stock option awards and restricted stock awards under the 2001 Stock Option and Incentive Plan to our officers substantially in accordance with the terms of the form of Nonqualified Stock Option Agreement and the form of Restricted Stock Award Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. A copy of the 2001 Stock Option and Incentive Plan was filed as Exhibit 4.8 to the Company's Form S-8 filed on May 2, 2001, and a copy of the First Amendment to the 2001 Stock Option and Incentive Plan was filed as
Exhibit 99.1 to the Company's Form S-8 filed on July 8, 2004, each of which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

10.1 Form of Nonqualified Stock Option Agreement under The Stride Rite Corporation 2001 Stock Option and Incentive Plan.
10.2 Form of Restricted Stock Award Agreement under The Stride Rite Corporation 2001 Stock Option and Incentive Plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    THE STRIDE RITE CORPORATION


Dated: January 24, 2005             By:   /s/ Frank A. Caruso
                                          ------------------------------------
                                          Name:    Frank A. Caruso
                                          Title:   Chief Financial Officer

                                  Exhibit Index

10.1 Form of Nonqualified Stock Option Agreement under The Stride Rite Corporation 2001 Stock Option and Incentive Plan.
10.2 Form of Restricted Stock Award Agreement under The Stride Rite Corporation 2001 Stock Option and Incentive Plan.